UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 24, 2005
(May 31, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

1-6986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item  7.01    Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries (the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of May 2005 and 2004 and the five months ended May 31, 2005 and May 31, 2004 to provide investors with key monthly business indicators.  Readers of this Current Report on Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.  In order to provide an understanding of the operating statistics presented below, this Current Report on Form 8-K includes discussions about plant operations, some of which have been previously reported in the Company's Form 10-Q for the period ended March 31, 2005 and the Company's Form 8-K filed on June 6, 2005.

On June 6, 2005, the Company completed its previously announced acquisition of TNP Enterprises, Inc. and subsidiaries ("TNP").  Operating statistics of TNP are not included in the information presented below as the periods presented are prior to the acquisition.

During the second quarter of 2005, the Company has experienced a significant decline in solid fuel generating capacity as a result of several plant outages that were not anticipated in the Company's current earnings forecast. The Company expects the decline in low-cost generation availability to have a significant impact upon second quarter 2005 results.  The Company is currently in the process of updating earnings guidance for the full year to reflect the decline in solid fuel generating capacity in the second quarter of 2005 and the close of the TNP transaction. As previously stated, the Company anticipates announcing updated earnings guidance on July 26, 2005, the scheduled date of the second quarter earnings release.

PNM Resources, Inc. and Subsidiaries
Comparative Operating Statistics

	Month Ended		Five Months Ended
	May 31,		May 31,
	2005	2004	2005	2004
Electric Service:

Energy Sales - MWh (in thousands)
Retail	620	605	2,969	2,945
Wholesale
Long Term Sales	192	244	1,089	1,178
Forward Sales	299	352	1,269	1,192
Short Term Sales	452	654	2,149	2,734

Total Wholesale Sales	943	1,250	4,507	5,104

Total Energy Sales	1,563	1,855	7,476	8,049

May wholesale sales decreased 306,738 MWhs due to several plant outages, some of which were not in the 2005 earnings forecast, which resulted in reduced sales and lower velocity.  The Company also had less energy available for sale from its power purchase contracts due to higher gas prices.

A scheduled maintenance outage for San Juan Generating Station ("SJGS ") Unit 2 was shifted from the first quarter to the second quarter due to a planned outage of the SJGS Unit 4 that was accelerated from fourth quarter of 2005 to first quarter of 2005.  Work on SJGS Unit 2 began April 25 and lasted three weeks.  This change to the plant outage schedule at SJGS had been previously announced.  In addition, SJGS Unit 3 was out of service for ten days in May because of a transformer malfunction.  This plant outage was not in the Company's forecast of 2005 earnings.

A Palo Verde Nuclear Generating Station ("PVNGS") Unit 2 refueling outage that started on April 1 was extended approximately two weeks until May 20.  In addition, a phase adjustment of Four Corners Power Plant ("FCPP") Unit 5 that started in mid-April and was scheduled for three weeks was extended until May 11.  These outage extensions were not in the Company's forecast of 2005 earnings.

A PVNGS Unit 3 outage started on May 23 and was completed to partial capacity on June 24, with full capacity expected on June 25.  This outage was not in the Company's forecast of 2005 earnings.

Summary of outages that were not included in the Company's 2005 earnings forecast (1)
Power Plant	Unit Capacity (PNM's share)	Beginning Date	Ending Date	Note
SJGS Unit 3(2)	248MW	April 18	April 25	Repair of a circulating water pipe leak
SJGS Unit 3	248MW	May 20	May 29	Transformer malfunction
PVNGS Unit 2	129MW	April 1	May 20	Refueling outage was extended for 2 weeks beyond the original forecast
PVNGS Unit 3	129MW	May 23	June 24 (3)	Replacement of electric heaters in the pressurizer
FCPP Unit 5	96MW	April 18	May 11	Phase adjustment outage was extended for 5 days beyond the original forecast

(1) The scheduled maintenance for SJGS Unit 4 that was accelerated to the first quarter will not impact the 2005 earnings forecast (will only impact earnings quarterly).  As a result, it is not included in this summary.

(2) This outage was reported in April Comparative Operating Statistics report for the months of April 2005 and 2004, filed on Form 8-K with the SEC on June 6, 2005.

(3) This was at partial capacity, with full capacity expected for June 25.

Weather:

Heating Degree Days (HDD) and Cooling Degree Days (CDD) - Albuquerque, New Mexico
	Month Ended		Five Months Ended
	May 31,		May 31,
	2005	2004	2005	2004
HDD	188	207	2,732	2,828

CDD	55	49	56	50

For Forms 8-K reporting activity through the period-ending March 31, 2005, the Company utilized and reported the historical HDD values and CDD values that represented the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.  As discussed in Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations," of the Company's Form 10-Q for the three months ended March 31, 2005, in order to provide a greater correlation between energy consumption and weather, the Company has decided to utilize and report HDD and CDD that have been weighted based on the Company's billing cycle days.  The Company believes that this approach provides a better means of assessing the impact of weather on revenues.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this report and other documents the Company files with the SEC that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies, with respect to the Company are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results. These factors include the availability of cash of TNP Enterprises, Inc., the risks that the businesses will not be integrated successfully, the risk that the benefits of the acquisition will not be fully realized or will take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the acquisition, interest rates, weather, water supply, fuel costs, availability of fuel supplies, risk management and commodity risk transactions, seasonality and other changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, the ability of the Company to secure long-term power sales, the risks associated with completion of the construction of Luna Energy Facility, including construction delays and unanticipated cost overruns, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings, changes in applicable accounting principles and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by the Company's forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. AND
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: June 24, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report) 5